UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR sm
SUPPLEMENT DATED JUNE 30, 2000, TO THE STERLING
PARTNERS' PORTFOLIOS PROSPECTUS

The prospectus is hereby revised to permit the Sterling Partners' Small Cap Value
Portfolio (the "portfolio") to invest, under normal circumstances, at least 65% of its assets in companies with small market capitalizations at the time of initial purchase. The portfolio considers a company to have a small market capitalization when its market capitalization is less than $1 billion or when its market capitalization falls within the market capitalization range of the Russell 2000 Index. As of May 31,
2000, the Russell 2000 Index had a weighted average market capitalization of $1.4 billion. As of the same date the smallest company in the Russell 2000 had a market capitalization of $10 million and the largest company had a market capitalization of $8.9 billion.



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